UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 21, 2004

                               EQUITY RESIDENTIAL
             (Exact Name of Registrant as Specified in its Charter)


             Maryland                1-12252                  13-3675988
   (State or other jurisdiction    (Commission             (I.R.S. Employer
of incorporation or organization)   File Number)           Identification No.)


    Two North Riverside Plaza, Suite 400
             Chicago, Illinois                                60606
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (312) 474-1300

                         http://www.equityapartments.com
                             (Registrant's web site)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

     On December 21, 2004, Equity Residential (the "Company") issued a press release disclosing its ownership interest in Rent.com. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

     The press release includes certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the company's financial statements.

     Non-GAAP financial measures utilized by the Company include Funds from Operations ("FFO"). The Company's management believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company, because it is a recognized measure of performance by the real estate industry and by excluding gains or losses related to dispositions of depreciable property and excluding real estate depreciation (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help compare the operating performance of a company's real estate between periods or as compared to different companies. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. The Company's calculation of FFO may differ from other real estate companies due to, among other items, variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.


Item 9.01. Financial Statements and Exhibits.

  Exhibit
  Number                                     Exhibit
-----------    -----------------------------------------------------------------

   99.1        Press Release dated December 21, 2004.

               Pursuant to SEC Release Nos. 33-8400 and 34-49424, the foregoing exhibit is being furnished and will not be deemed "filed" for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EQUITY RESIDENTIAL

Date: December 21, 2004                      By:   /s/  MICHAEL J. McHUGH
                                                   -----------------------------

                                             Name: Michael J. McHugh
                                                   -----------------------------

                                             Its:  Executive Vice President,
                                                   Chief Accounting Officer
                                                   and Treasurer
                                                   -----------------------------




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